SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 26, 2005

Wachovia Commercial Mortgage Securities, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	333-127668	56-1643598

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 South College Street, Charlotte, NC		28288-0166

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (704) 374-6161

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached are collateral term sheets (the “Term Sheets”) furnished to the Registrant on behalf of the underwriters by Wachovia Capital Markets, LLC (and when joined by Citigroup Global Markets Inc., Credit Suisse First Boston LLC, and Deutsche Bank Securities Inc., the “Underwriters”), in respect of the Registrant’s proposed offering of Commercial Mortgage Pass-Through Certificates, Series 2005-C21 (the “Certificates”).  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the “Act”).  The Certificates will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-127668) (the “Registration Statement”).  The Registrant hereby incorporates the Term Sheet by reference in the Registration Statement.

The Term Sheet was prepared by the Underwriters and the Registrant.

Any statement or information contained in the Term Sheet shall be modified and superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits

99.1     Term Sheet
99.2     Term Sheet

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ William J. Cohane

	Name:	William J. Cohane
	Title:	Managing Director

Dated: September 26, 2005